                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  June 28, 2000
                       (Date of earliest event reported)


                                Prandium, Inc.
                                --------------
            (Exact name of Registrant as specified in its charter)



       Delaware                   33-14051                      33-0197361
------------------------          --------                      ----------
(State of Incorporation)    (Commission File No.)    (IRS Employer Identification No.)



               18831 Von Karman Avenue, Irvine, California 92612
               -------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (949) 757-7900
                                --------------
             (Registrant's telephone number, including area code)



                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2000 to read in its entirety as follows:

Item 2.  Acquisition or Disposition of Assets

     On June 28, 2000, the Registrant announced it had completed the sale of its El Torito Restaurant Division to Acapulco Acquisition Corp. ("Acapulco") of Long Beach, California. The El Torito Restaurant Division was comprised of El Torito Franchising Company and El Torito Restaurants, Inc., both indirect subsidiaries of the Registrant. In consideration for the El Torito Restaurant Division, the Registrant received, subject to certain post-closing adjustments based on a closing balance sheet, $129.5 million, consisting of $114.7 million in cash, $9.8 million through assumption of certain debt of the El Torito Restaurant Division by Acapulco, and $5 million deposited in escrow. The sale was completed pursuant to the Stock Purchase Agreement dated March 27, 2000, by and among the Registrant, FRI-MRD Corporation, a subsidiary of the Registrant, and Acapulco (filed as Exhibit 2(b) to the Registrant's Form10-K filed with the Securities and Exchange Commission on March 29, 2000), as amended by Amendment No. 1 thereto dated June 28, 2000 (filed as Exhibit 2.2 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on July 5, 2000).

     On June 28, 2000, the Registrant issued a news release announcing the sale of the El Torito Restaurant Division (filed as Exhibit 99.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on July 5, 2000).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information
     -------------------------------

     Filed herewith as Exhibit 99.2.

(c)  Exhibits
     --------

Exhibit  Description
-------  -----------------------------------------------------------------------

 2.1 Stock Purchase Agreement dated March 27, 2000, by and among the Registrant, FRI-MRD Corporation and Acapulco (filed as Exhibit 2(b)


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

          to the Registrant's Form 10-K filed with the Securities and Exchange Commission on March 29, 2000).

 2.2 Amendment No. 1 to Stock Purchase Agreement dated June 28, 2000, by and among the Registrant, FRI-MRD Corporation and Acapulco (filed as Exhibit 2.2 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on July 5, 2000).

99.1      Press Release of the Registrant dated June 28, 2000 (filed as Exhibit
          99.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on July 5, 2000).

99.2      Pro Forma Financial Information.


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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated: August 24, 2000

                         PRANDIUM, INC.



                         By:  /s/ Robert T. Trebing, Jr.
                              --------------------------
                         Name:  Robert T. Trebing, Jr.
                         Title: Executive Vice President and Chief Financial
                                Officer


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

                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

 2.1 Stock Purchase Agreement dated March 27, 2000, by and among the Registrant, FRI-MRD Corporation and Acapulco (filed as Exhibit 2(b) to the Registrant's Form 10-K filed with the Securities and Exchange Commission on March 29, 2000).

 2.2 Amendment No. 1 to Stock Purchase Agreement dated June 28, 2000, by and among the Registrant, FRI-MRD Corporation and Acapulco (filed as Exhibit 2.2 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on July 5, 2000).

99.1      Press Release of the Registrant dated June 28, 2000 (filed as Exhibit
          99.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on July 5, 2000).

99.2      Pro Forma Financial Information.



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